                                                                    Exhibit 99.1


                              [NATIONAL CITY LOGO]


                                    UNAUDITED
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                                NOVEMBER 30, 2003





                                TABLE OF CONTENTS


REVIEW OF FINANCIAL TRENDS                                                    3
CONSOLIDATED SELECTED AVERAGE BALANCES                                        5
CAPITALIZATION                                                                6
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS                            6
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES           7
ASSET MANAGEMENT PERFORMANCE MEASURES                                         8
MORTGAGE BANKING STATISTICS                                                   8
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS                           9

   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES

--------------------------------------------------------------------------------

NEW ITEMS ADDED TO THIS MID-QUARTER UPDATE TO THE FINANCIAL SUPPLEMENT:



CONSOLIDATED SELECTED AVERAGE BALANCES - PAGE 5

Detail of mortgage loans held for sale by the following National City divisions:
National City Mortgage Co., First Franklin, and National City Home Loan Services (formerly Altegra) is now provided in this section.

NATIONAL CITY CORPORATION
REVIEW OF FINANCIAL TRENDS

This section contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation's ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation's business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation's annual report on Form 10-K for the year ended December 31, 2002, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC's Web site at www.sec.gov or on the Corporation's Web site at www.NationalCity.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.

GENERAL

The overall economic environment and general business activity continue to improve. Consumer lending volumes other than conventional mortgage remain on a positive trend, while mortgage volumes, consistent with national trends, have dropped back from their record levels of earlier this year. Corporate loan outstandings continue to decline slightly, reflecting the effects of paydowns exceeding new borrowings. Credit quality is improving, as corporate cash flows have strengthened and consumers' financial position remains stable. Deposit growth, adjusted for the effects of lower mortgage escrow principal and interest balances, continues to be strong.

EARNING ASSETS, NET INTEREST MARGIN, AND NET INTEREST INCOME

Mortgage loans held for sale (mortgage warehouse) will likely continue to decline for the next several months from its peak in August to a more "normal" level of $5-10 billion. Although other earning assets, primarily portfolio loans, are expected to continue growing, the net interest income associated with that growth is not anticipated to be sufficient to offset the lower earnings from the mortgage warehouse, such that net interest income will decline through at least the first quarter of 2004. Net interest margin is also expected to decline, reflecting both the lower warehouse and ongoing pressure on deposit spreads.

Beginning in October, the Corporation began designating certain indirect prime automobile loans as held for securitization, pursuant to an expected securitization transaction in the first quarter of 2004.

NONINTEREST INCOME AND EXPENSE

Mortgage banking revenue, unusually low in the third quarter due to a confluence of factors associated with the rapid rise in interest rates that occurred during July and August, is expected to rebound in the fourth quarter due to higher gains on sales of loans from the warehouse and lower amortization of mortgage servicing rights, as well as favorable hedging results. There was no material accounting ineffectiveness related to mortgage servicing rights hedging strategies during October and November. Deposit and other service fees remain strong. No significant unusual income items have been recorded or are anticipated this quarter.

Overall expense levels have been consistent with recent trends. No major unusual expense items have been recorded or are anticipated this quarter.


CREDIT QUALITY

Levels of nonperforming and other problem assets, as well as the incidence of new problem loans, have been declining, and that trend is expected to continue. Net loan charge-offs are expected to be up from the third quarter, but well below the levels of the first and second quarters.

CAPITAL

Capital ratios have been increasing as the run-off in the mortgage warehouse reduces total assets, partially offset by ongoing share repurchase activity. From October 1 through December 8, the Corporation repurchased 3.1 million of its shares, and share repurchase activity is likely to continue through the end of the year, subject to applicable laws and regulations.

OTHER

The Corporation completed the sale of approximately $950 million of loans from its former Altegra non-prime lending business in November. These loans were placed into the held for sale category in the third quarter at their estimated fair value, and the final sale price was consistent with that valuation.

On November 20, the Corporation announced that it had signed a definitive agreement to acquire Allegiant Bancorp, Inc., a $2.5 billion asset bank holding company operating 36 branch banking offices in the St. Louis, Missouri metropolitan area. Under the terms of the agreement, Allegiant shareholders will receive either 0.833 share of National City common stock in a tax-free exchange, or $27.25 in cash, for each share of Allegiant common stock, for a total indicated value of approximately $475 million. Subject to regulatory and shareholder approvals, the transaction is expected to close in the first quarter of 2004.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                     CONSOLIDATED SELECTED AVERAGE BALANCES
                                ($ IN MILLIONS)

---------------------------------------------------------------------------------------------------------------------

                                                              NOVEMBER   OCTOBER    SEPTEMBER   AUGUST      JULY
                                                                2003       2003       2003       2003       2003
                                                             --------------------------------------------------------
ASSETS
-------------------------------------------------------
  AVAILABLE FOR SALE SECURITIES, AT COST                       $ 6,466    $ 6,455    $ 6,496    $ 6,703    $ 6,796

  PORTFOLIO LOANS:
    Commercial                                                 $22,802    $22,995    $23,478    $23,537    $23,714
    Real estate - commercial                                     9,563      9,529      9,466      9,435      9,448
    Real estate - residential                                   25,387     24,627     24,828     24,041     23,418
    Home equity lines of credit                                 10,511     10,212      9,926      9,634      9,287
    Credit card and other unsecured lines of credit              2,202      2,192      2,183      2,181      2,147
    Other consumer                                               7,588      7,691      8,276      8,264      7,964
                                                             --------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                    $78,053    $77,246    $78,157    $77,092    $75,978
                                                             ========================================================

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                 $     7    $    15    $    14    $    13    $    13
    Mortgage:
        National City Mortgage Co.                              14,706     19,052     24,957     26,828     25,980
        First Franklin                                           1,400      1,500      1,361        957        932
        National City Home Loan Services (formerly Altegra)          2        937         32        -          -
                                                             --------------------------------------------------------
    Total mortgage loans held for sale                          16,108     21,489     26,350     27,785     26,912
    Automobile loans held for securitization                       563        516        -          -          -
                                                             --------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION              $16,678    $22,020    $26,364    $27,798    $26,925
                                                             ========================================================

LIABILITIES
-------------------------------------------------------
  DEPOSITS:
    Noninterest bearing                                        $16,152    $16,292    $18,313    $20,012    $19,863
    NOW and money market accounts                               26,891     26,625     26,371     26,179     25,729
    Savings accounts                                             2,368      2,380      2,394      2,427      2,444
    Consumer time                                               13,180     13,213     13,245     13,290     13,474
                                                             --------------------------------------------------------
      CORE DEPOSITS                                             58,591     58,510     60,323     61,908     61,510
    Other                                                          964      1,755      3,014      3,739      2,964
    Foreign                                                      7,126      7,581      8,835      7,015      5,762
                                                             --------------------------------------------------------
      TOTAL DEPOSITS                                           $66,681    $67,846    $72,172    $72,662    $70,236
                                                             ========================================================

  Federal funds borrowed and security repurchase agreements    $ 8,665    $10,070    $10,214    $10,577    $11,174
  Borrowed funds                                                   769        920      1,161        855      1,246
  Long-term debt                                                25,248     26,156     27,275     27,879     27,545

MEMO:
Noninterest bearing mortgage banking principal and
  interest (P&I) balances                                      $ 2,686    $ 2,917    $ 4,653    $ 6,457    $ 6,069
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                       1,119      1,124      1,032      1,059      1,060
Noninterest bearing deposits excluding P&I and T&I balances     12,347     12,251     12,628     12,496     12,734
Core deposits excluding P&I and T&I balances                    54,786     54,469     54,638     54,392     54,381


------------------------------------------------------------------------------------------------------------------------------

                                                                 JUNE       MAY       APRIL      MARCH    FEBRUARY    JANUARY
                                                                 2003       2003      2003       2003       2003       2003
                                                             -----------------------------------------------------------------
ASSETS
-------------------------------------------------------
  AVAILABLE FOR SALE SECURITIES, AT COST                       $ 6,920    $ 7,421    $ 7,850    $ 8,080    $ 8,345    $ 8,464

  PORTFOLIO LOANS:
    Commercial                                                 $23,752    $24,269    $24,936    $24,799    $24,589    $24,400
    Real estate - commercial                                     9,465      9,453      9,508      9,496      9,397      9,336
    Real estate - residential                                   22,833     22,525     22,048     21,787     20,931     20,348
    Home equity lines of credit                                  8,996      8,771      8,514      8,306      8,156      7,995
    Credit card and other unsecured lines of credit              2,115      2,083      2,055      2,039      2,025      2,033
    Other consumer                                               8,001      7,828      8,047      7,812      8,034      8,031
                                                             -----------------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                    $75,162    $74,929    $75,108    $74,239    $73,132    $72,143
                                                             =================================================================

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                 $    13    $    13    $    13    $    13    $    15    $    15
    Mortgage:
        National City Mortgage Co.                              24,216     23,194     21,823     20,786     21,383     22,856
        First Franklin                                             954      1,143        976        607        868      1,005
        National City Home Loan Services (formerly Altegra)        -          -          -          -          -          -
                                                             -----------------------------------------------------------------
    Total mortgage loans held for sale                          25,170     24,337     22,799     21,393     22,251     23,861
    Automobile loans held for securitization                       -          -          -          -          -          -
                                                             -----------------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION              $25,183    $24,350    $22,812    $21,406    $22,266    $23,876
                                                             =================================================================

LIABILITIES
-------------------------------------------------------
  DEPOSITS:
    Noninterest bearing                                        $17,868    $17,537    $17,385    $16,061    $15,728    $15,283
    NOW and money market accounts                               25,404     25,003     24,730     24,060     23,375     23,021
    Savings accounts                                             2,452      2,448      2,442      2,441      2,449      2,482
    Consumer time                                               13,799     13,998     14,116     14,264     14,466     14,627
                                                             -----------------------------------------------------------------
      CORE DEPOSITS                                             59,523     58,986     58,673     56,826     56,018     55,413
    Other                                                        3,038      3,402      3,176      3,307      3,569      3,250
    Foreign                                                      5,683      8,612      6,498      6,250      6,001      7,498
                                                             -----------------------------------------------------------------
      TOTAL DEPOSITS                                           $68,244    $71,000    $68,347    $66,383    $65,588    $66,161
                                                             =================================================================
  Federal funds borrowed and security repurchase agreements    $11,674    $11,420    $12,783    $12,169    $12,841    $11,960
  Borrowed funds                                                 1,617      1,304      1,670      1,731      2,249      3,893
  Long-term debt                                                25,753     22,995     23,021     23,063     22,976     22,452

MEMO:
Noninterest bearing mortgage banking principal and
  interest (P&I) balances                                      $ 4,735    $ 4,741    $ 4,599    $ 3,681    $ 3,510    $ 3,186
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                       1,007        954        909        816        750        717
Noninterest bearing deposits excluding P&I and T&I balances     12,126     11,842     11,877     11,564     11,468     11,380
Core deposits excluding P&I and T&I balances                    53,781     53,291     53,165     52,329     51,758     51,510

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                                 CAPITALIZATION
                      (IN MILLIONS, EXCEPT PER SHARE DATA)


---------------------------------------------------------------------------------------------------------------------------

                                                          NOVEMBER     OCTOBER    SEPTEMBER       AUGUST        JULY
                                                            2003         2003        2003          2003         2003
                                                          -----------------------------------------------------------------
COMMON STOCK REPURCHASE ACTIVITY
--------------------------------------------------------
Number of common shares repurchased                           1.0          1.5          5.3          -            -
Average price per share of repurchased common shares      $ 32.76      $ 30.67      $ 30.10          -            -
Total cost                                                $  32.7      $  45.0      $ 160.3          -            -
Common shares remaining under authorization(1)               30.1         31.1         32.6         37.9         37.9


-----------------------------------------------------------------------------------------------------------------------------------

                                                            JUNE         MAY        APRIL        MARCH       FEBRUARY      JANUARY
                                                            2003         2003        2003         2003         2003          2003
                                                          -------------------------------------------------------------------------
COMMON STOCK REPURCHASE ACTIVITY
--------------------------------------------------------
Number of common shares repurchased                           -            -            -            1.1           .2           .1
Average price per share of repurchased common shares          -            -            -        $ 27.30      $ 26.93      $ 27.02
Total cost                                                    -            -            -        $  31.1      $   5.2      $   1.3
Common shares remaining under authorization(1)               37.9         37.9         37.9         37.9         39.0         14.3

(1) In February 2003, National City Corporation's Board of Directors authorized the repurchase of an additional 25 million shares of issued and outstanding common stock


             FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)


---------------------------------------------------------------------------------------------------------------
                                                     NOVEMBER    OCTOBER    SEPTEMBER     AUGUST       JULY
                                                       2003        2003        2003        2003        2003
                                                   ------------------------------------------------------------
Line of business staff:
  Consumer and Small Business Financial Services      11,945      11,876      11,794      11,853      11,696
  Wholesale Banking                                    1,563       1,575       1,574       1,587       1,589
  National Consumer Finance                           10,490      10,576      10,551      10,712      10,486
  Asset Management                                     1,516       1,508       1,502       1,496       1,506
  National Processing                                  1,691       1,677       1,705       1,751       1,682

CORPORATE SUPPORT STAFF(2)                             6,034       6,032       6,062       6,094       6,089
                                                   ------------------------------------------------------------
  TOTAL EMPLOYEES                                     33,239      33,244      33,188      33,493      33,048
                                                   ============================================================


--------------------------------------------------------------------------------------------------------------------------
                                                       JUNE        MAY         APRIL       MARCH     FEBRUARY    JANUARY
                                                       2003        2003        2003        2003        2003        2003
                                                   -----------------------------------------------------------------------
Line of business staff:
  Consumer and Small Business Financial Services      11,450      11,222      11,521      11,472      11,499      11,541
  Wholesale Banking                                    1,583       1,585       1,706       1,739       1,758       1,771
  National Consumer Finance                           10,155       9,808       9,721       9,486       9,357       9,144
  Asset Management                                     1,520       1,543       1,610       1,640       1,651       1,658
  National Processing                                  1,689       1,758       1,767       1,761       1,771       1,781

CORPORATE SUPPORT STAFF(2)                             6,017       6,057       6,443       6,535       6,587       6,704

                                                   -----------------------------------------------------------------------
  TOTAL EMPLOYEES                                     32,414      31,973      32,768      32,633      32,623      32,599
                                                   =======================================================================


(1)  Represents period-end, active, full-time equivalent employees

(2) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
       CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES


--------------------------------------------------------------------------------------------------------------------------

                                                       NOVEMBER      OCTOBER       SEPTEMBER      AUGUST         JULY
                                                         2003          2003          2003          2003          2003
                                                     ---------------------------------------------------------------------
DEPOSIT ACCOUNT METRICS (Period-end)
-----------------------------------------------
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                        1,643         1,643         1,641         1,632         1,617
     Interest bearing checking                             713           712           709           705           700
     Money market savings                                  458           458           457           454           452
     Regular savings                                       828           834           841           846           850
                                                     ---------------------------------------------------------------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS                3,642         3,647         3,648         3,637         3,619
                                                     =====================================================================
Average account size:
     Noninterest bearing checking                     $  1,836      $  1,815      $  1,834      $  1,866      $  1,844
     Interest bearing checking                          11,097        11,002        10,953        10,984        10,803
     Money market savings                               30,463        30,339        30,246        30,233        30,092
     Regular savings                                     2,526         2,524         2,519         2,535         2,540
                                                     ---------------------------------------------------------------------
          TOTAL AVERAGE ACCOUNT SIZE                  $  7,405      $  7,352      $  7,321      $  7,331      $  7,268
                                                     =====================================================================
BUSINESS DEPOSITS:
Number of accounts (in thousands)                          313           310           308           304           301
Average account size                                  $ 20,961      $ 20,769      $ 20,551      $ 20,704      $ 20,498

TIME DEPOSITS:
Number of accounts (in thousands)                          806           813           819           825           837
Average account size                                  $ 15,792      $ 15,703      $ 15,649      $ 15,591      $ 15,577

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(1)
-----------------------------------------------
Installment loan originations:
  Home equity(2)                                         2,178         2,915         6,967         4,644         4,921
  Other(3)                                               1,453         1,732         2,681         1,442         2,076
Home equity and other lines of credit                    5,580         6,721         6,749         8,616         8,581
                                                     ---------------------------------------------------------------------
     TOTAL CONSUMER LOAN ORIGINATIONS                    9,211        11,368        16,397        14,702        15,578
                                                     =====================================================================
BANK BRANCHES AND OTHER
-----------------------------------------------
Total bank branches                                      1,122         1,120         1,122         1,124         1,123
ATMs                                                     1,579         1,572         1,580         1,582         1,580
Online banking customers                               775,924       760,797       740,976       717,039       687,510


-----------------------------------------------------------------------------------------------------------------------------------

                                                         JUNE          MAY           APRIL        MARCH        FEBRUARY     JANUARY
                                                         2003          2003          2003          2003          2003         2003
                                                     ------------------------------------------------------------------------------
DEPOSIT ACCOUNT METRICS (Period-end)
-----------------------------------------------
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                        1,604         1,589         1,581         1,574         1,568        1,563
     Interest bearing checking                             696           692           688           682           675          669
     Money market savings                                  448           445           442           438           432          427
     Regular savings                                       855           859           863           871           876          880
                                                     ------------------------------------------------------------------------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS                3,603         3,585         3,574         3,565         3,551        3,539
                                                     ==============================================================================
Average account size:
     Noninterest bearing checking                     $  1,876      $  1,885      $  1,925      $  1,910      $  1,860     $  1,820
     Interest bearing checking                          10,761        10,652        10,619        10,226         9,879        9,906
     Money market savings                               29,981        29,849        29,676        29,530        29,344       29,369
     Regular savings                                     2,548         2,540         2,527         2,495         2,446        2,437
                                                     ------------------------------------------------------------------------------
          TOTAL AVERAGE ACCOUNT SIZE                  $  7,249      $  7,206      $  7,173      $  7,034      $  6,873     $  6,824
                                                     ==============================================================================
BUSINESS DEPOSITS:
Number of accounts (in thousands)                          297           294           290           286           281          277
Average account size                                  $ 20,273      $ 19,940      $ 19,855      $ 19,875      $ 20,091     $ 20,321

TIME DEPOSITS:
Number of accounts (in thousands)                          851           862           872           882           892          902
Average account size                                  $ 15,694      $ 15,721      $ 15,667      $ 15,652      $ 15,703     $ 15,708

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(1)
-----------------------------------------------
Installment loan originations:
  Home equity(2)                                         5,781         4,006         2,710         3,266         2,300        1,954
  Other(3)                                               1,811         1,926         1,799         1,653         1,551        1,493
Home equity and other lines of credit                    7,822         9,857         9,295         7,036         6,263        6,107
                                                     ------------------------------------------------------------------------------
     TOTAL CONSUMER LOAN ORIGINATIONS                   15,414        15,789        13,804        11,955        10,114        9,554
                                                     ==============================================================================
BANK BRANCHES AND OTHER
-----------------------------------------------
Total bank branches                                      1,123         1,131         1,136         1,139         1,139        1,142
ATMs                                                     1,583         1,597         1,597         1,607         1,607        1,608
Online banking customers                               664,283       640,523       621,538       599,411       578,653      556,236

(1) Excludes home equity loans generated by the National Consumer Finance line of business

(2) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet

(3) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                     ASSET MANAGEMENT PERFORMANCE MEASURES
                                ($ IN MILLIONS)

-------------------------------------------------------------------------------------------------------------------------

                                                     NOVEMBER      OCTOBER      SEPTEMBER      AUGUST         JULY
                                                       2003          2003          2003          2003         2003
                                                   ----------------------------------------------------------------------
ASSETS UNDER ADMINISTRATION
-----------------------------------------------
  Managed assets:
     Value at beginning of period                    $  58,626     $  58,334     $  58,540     $  58,017    $  58,690
     Estimated change due to market impact                 427         1,144           305           144           43
     Other activity, net                                (1,051)         (852)         (511)          379         (716)
                                                   ----------------------------------------------------------------------
     Value at end of period                          $  58,002     $  58,626     $  58,334     $  58,540    $  58,017
                                                   ----------------------------------------------------------------------
  Non-managed assets:
     Value at beginning of period                       50,805        49,637        50,428        49,487       50,440
     Estimated change due to market impact                 422         1,631          (635)          705         (313)
     Other activity, net                                 1,032          (463)         (156)          236         (640)
                                                   ----------------------------------------------------------------------
     Value at end of period                             52,259        50,805        49,637        50,428       49,487
                                                   ----------------------------------------------------------------------
     TOTAL ASSETS AT END OF PERIOD                   $ 110,261     $ 109,431     $ 107,971     $ 108,968    $ 107,504
                                                   ======================================================================
  PROPRIETARY MUTUAL FUND ASSETS (included above)    $  14,835     $  14,817     $  14,851     $  15,359    $  15,282

-----------------------------------------------------------------------------------------------------------------------------------
                                                        JUNE          MAY           APRIL        MARCH      FEBRUARY      JANUARY
                                                        2003          2003          2003         2003         2003          2003
                                                   --------------------------------------------------------------------------------
ASSETS UNDER ADMINISTRATION
-----------------------------------------------
  Managed assets:
     Value at beginning of period                    $  57,331     $  55,808     $  55,179     $  54,468     $  55,855   $  57,571
     Estimated change due to market impact                 323         1,392         1,661           594            (9)       (773)
     Other activity, net                                 1,036           131        (1,032)          117        (1,378)       (943)
                                                   --------------------------------------------------------------------------------
     Value at end of period                          $  58,690     $  57,331     $  55,808     $  55,179     $  54,468   $  55,855
                                                   --------------------------------------------------------------------------------
  Non-managed assets:
     Value at beginning of period                       50,214        49,044        47,682        47,673        69,352      75,998
     Estimated change due to market impact                 619         1,596         1,577           260          (996)     (1,096)
     Other activity, net                                  (393)         (426)         (215)         (251)      (20,683)     (5,550)
                                                   --------------------------------------------------------------------------------
     Value at end of period                             50,440        50,214        49,044        47,682        47,673      69,352
                                                   --------------------------------------------------------------------------------
     TOTAL ASSETS AT END OF PERIOD                   $ 109,130     $ 107,545     $ 104,852     $ 102,861     $ 102,141   $ 125,207
                                                   ================================================================================
  PROPRIETARY MUTUAL FUND ASSETS (included above)    $  15,832     $  15,634     $  15,117     $  15,187     $  15,477   $  15,871



                          MORTGAGE BANKING STATISTICS
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------------------------------------------------
                                                             NOVEMBER     OCTOBER     SEPTEMBER      AUGUST        JULY
                                                               2003         2003         2003         2003         2003
                                                            --------------------------------------------------------------
APPLICATION DATA
--------------------------------------------------------
National City Mortgage Co. (NCMC)                            $  6,272     $  8,109     $  8,705     $  8,581     $ 13,818
First Franklin(1)                                               3,695        3,891        3,638        4,202        3,095
                                                            --------------------------------------------------------------
   TOTAL APPLICATIONS                                        $  9,967     $ 12,000     $ 12,343     $ 12,783     $ 16,913
                                                            ==============================================================
Percentage of NCMC applications represented by refinances          52%          51%          52%          51%          64%

PRODUCTION DATA
--------------------------------------------------------
NCMC:
     Retail                                                  $  1,932     $  2,342     $  3,336     $  5,240     $  6,414
     Wholesale                                                  2,254        3,066        3,766        5,330        7,187
                                                            --------------------------------------------------------------
     Total NCMC originations                                    4,186        5,408        7,102       10,570       13,601
First Franklin originations                                       577        1,441          977        1,117          707
                                                            --------------------------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                           $  4,763     $  6,849     $  8,079     $ 11,687     $ 14,308
                                                            ==============================================================
Percentage of NCMC originations represented by refinances          52%          54%          60%          72%          78%

MEMO:
Total First Franklin loan orginations                        $  1,845     $  2,287     $  2,147     $  2,131     $  1,773

LOAN SALES
--------------------------------------------------------
NCMC                                                         $  7,798     $ 10,306     $ 11,212     $ 10,023     $ 12,227
First Franklin                                                    972        1,142          984          711          848
                                                            --------------------------------------------------------------
   TOTAL MORTGAGE LOAN SALES                                 $  8,770     $ 11,448     $ 12,196     $ 10,734     $ 13,075
                                                            ==============================================================

SERVICING DATA
--------------------------------------------------------
Total mortgage loans serviced for third parties              $139,979     $135,678     $129,127     $123,630     $121,395


-----------------------------------------------------------------------------------------------------------------------------------
                                                             JUNE         MAY          APRIL        MARCH      FEBRUARY     JANUARY
                                                             2003         2003         2003         2003         2003       2003
                                                            -----------------------------------------------------------------------
APPLICATION DATA
--------------------------------------------------------
National City Mortgage Co. (NCMC)                            $ 21,344     $ 21,374     $ 15,131     $ 18,361    $ 13,511   $ 13,201
First Franklin(1)                                               2,732        2,858        2,672        2,244       2,450      2,069
                                                            -----------------------------------------------------------------------
   TOTAL APPLICATIONS                                        $ 24,076     $ 24,232     $ 17,803     $ 20,605    $ 15,961   $ 15,270
                                                            =======================================================================

Percentage of NCMC applications represented by refinances          79%          76%          69%          76%         76%        75%

PRODUCTION DATA
--------------------------------------------------------
NCMC:
     Retail                                                  $  5,498     $  4,371     $  4,626     $  3,975    $  3,279   $  3,352
     Wholesale                                                  6,562        5,446        6,350        5,372       4,263      4,059
                                                            -----------------------------------------------------------------------
     Total NCMC originations                                   12,060        9,817       10,976        9,347       7,542      7,411
First Franklin originations                                       868          746          782          680         350        702
                                                            -----------------------------------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                           $ 12,928     $ 10,563     $ 11,758     $ 10,027    $  7,892   $  8,113
                                                            =======================================================================
Percentage of NCMC originations represented by refinances          75%          71%          78%          76%         77%        75%

MEMO:
Total First Franklin loan orginations                        $  1,588     $  1,449     $  1,359     $  1,280    $  1,105   $  1,103

LOAN SALES
--------------------------------------------------------
NCMC                                                         $  9,445     $  8,472     $  9,360     $  8,968    $  7,751   $  8,892
First Franklin                                                  1,499          117          548          572         617        662
                                                            -----------------------------------------------------------------------
   TOTAL MORTGAGE LOAN SALES                                 $ 10,944     $  8,589     $  9,908     $  9,540    $  8,368   $  9,554
                                                            =======================================================================
SERVICING DATA
--------------------------------------------------------
Total mortgage loans serviced for third parties              $119,894     $117,493     $114,204     $112,358    $108,638   $105,465

(1) Represents First Franklin applications for both loans originated for sale and to be held in portfolio

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
             FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                ($ IN MILLIONS)


-----------------------------------------------------------------------------------------------------------------------------
                                                                NOVEMBER    OCTOBER    SEPTEMBER     AUGUST       JULY
                                                                  2003        2003        2003        2003        2003
                                                              ---------------------------------------------------------------
PRODUCTION DATA
------------------------------------------------------------
ORIGINATIONS:
  Total First Franklin originations                             $  1,845    $  2,287    $  2,147    $  2,131    $  1,773
  Weighted-average note rate                                        7.05%       6.95%       6.94%       6.83%       6.80%
  Weighted-average credit score(2)                                   652         655         659         662         658

SALES:
  Total sales of First Franklin loans to third parties          $    972    $  1,142    $    984    $    711    $    848
  Net gains on sales of First Franklin loans to third parties         26          35          36          24          35

PORTFOLIO STATISTICS(3)
------------------------------------------------------------
Period-end portfolio balance                                    $ 14,529    $ 13,791    $ 13,183    $ 12,527    $ 11,871
Weighted-average note rate                                          7.23%       7.32%       7.43%       7.55%       7.65%
Weighted-average loan size                                      $128,813    $126,742    $124,772    $123,036    $123,905
Weighted-average credit score(2)(4)                                  648         647         648         647         646
Weighted-average loan-to-value ratio(5)                            77.89%      77.86%      77.82%      77.80%      78.58%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  JUNE        MAY          APRIL      MARCH     FEBRUARY  JANUARY
                                                                  2003        2003         2003        2003       2003      2003
                                                              ---------------------------------------------------------------------
PRODUCTION DATA
------------------------------------------------------------

ORIGINATIONS:
  Total First Franklin originations                             $  1,588    $  1,449    $  1,359    $  1,280    $  1,105   $  1,103
  Weighted-average note rate                                        7.04%       7.19%       7.21%       7.31%       7.34%      7.35%
  Weighted-average credit score(2)                                   657         657         656         656         657        657

SALES:
  Total sales of First Franklin loans to third parties          $  1,499    $    117    $    548    $    572    $    617   $    662
  Net gains on sales of First Franklin loans to third parties         62           8          18          24          26         19

PORTFOLIO STATISTICS(3)
------------------------------------------------------------

Period-end portfolio balance                                    $ 11,496    $ 11,066    $ 10,891    $ 10,434    $ 10,005   $  9,863
Weighted-average note rate                                          7.70%       7.75%       7.77%       7.81%       7.85%      7.92%
Weighted-average loan size                                      $126,390    $129,188    $132,673    $136,113    $139,914   $139,696
Weighted-average credit score(2)(4)                                  645         645         644         645         645        644
Weighted-average loan-to-value ratio(5)                            78.56%      78.57%      78.62%      79.83%      78.71%     78.81%


(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(4) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(5) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.



                                       9